EXHIBIT 24

                                POWER OF ATTORNEY




Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 14 __day of JAN 2004.



                                                    /s/ Wilton Looney

                                                  ------------------------------
                                                     Wilton Looney, Director



Witness:

/s/ Martha S. Looney
---------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 28 day of JANUARY 2004.



                                                    /s/ Gary W. Rollins

                                                  ------------------------------
                                                      Gary W. Rollins, Director



Witness:

/s/ Kathleen Gray
---------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY




Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 13TH day of JANUARY 2004.


                                                    /s/ Henry B. Tippie

                                                  ------------------------------
                                                    Henry B. Tippie, Director



Witness:

/s/ Terri Whetstone
---------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY




Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23 day of JANUARY , 2004.



                                                    /s/ James A. Lane Jr.

                                                  ------------------------------
                                                   James A. Lane, Jr., Director


Witness:

/s/ Donna R. Giddens
---------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 26TH day of JANUARY 2004.


                                                    /s/ James B. Williams

                                                  ------------------------------
                                                     James B. Williams, Director



Witness:

/s/ Louise M. Talliver
---------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY




Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 19TH day of JAN 2004.



                                                    /s/ Linda H. Graham

                                                  ------------------------------
                                                     Linda H. Graham, Director


Witness:


  /s/ Amy Gillis
---------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY




Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 9TH day of FEB 2004.



                                                    /s/ R. Randall Rollins

                                                  ------------------------------
                                                   R. Randall Rollins, Director


Witness:

  /s/ Linda H. Graham
---------------------------------